UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
STOKE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 22, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Stoke Therapeutics, Inc. to be held exclusively online via live webcast on Tuesday, June 3, 2025 at 9:00 a.m. (Eastern Time). At our virtual stockholders meeting, you will be able to submit questions and vote online at www.virtualshareholdermeeting.com/STOK2025. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore we have chosen this over an in-person meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the Internet. We have elected to do so, thus reducing the environmental impact and lowering the costs of printing and distributing proxy materials without impacting your timely access to this important information. On or about April 22, 2025, we expect to mail a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our 2025 Annual Meeting of Stockholders and our 2024 Annual Report on Form 10-K to stockholders. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email, if desired.

The matters to be acted upon at the meeting are described in the accompanying notice of Annual Meeting and proxy statement.

Your vote is important.

Whether or not you plan to attend the virtual Annual Meeting, please vote on the Internet or by telephone, or request, sign and return a proxy card to ensure that your shares are represented at the meeting. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend. You may vote on the Internet, by telephone or by mailing the enclosed proxy card or voting instruction form. You may also attend the Annual Meeting and vote and submit questions during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/STOK2025. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

Sincerely,

Ian F. Smith

Interim Chief Executive Officer

STOKE THERAPEUTICS, INC.

45 Wiggins Avenue

Bedford, MA 01730

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, June 3, 2025

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Stoke Therapeutics, Inc. will be held virtually via the Internet at www.virtualshareholdermeeting.com/STOK2025 on Tuesday, June 3, 2025 at 9:00 a.m. (Eastern Time). To provide access to our stockholders regardless of geographic location, we have decided to hold the Annual Meeting solely by means of remote communication via live webcast. A virtual meeting lowers costs and enables participation from our global community, providing greater access to those who may want to attend. It is important that you retain a copy of the 16-digit control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the annual meeting by means of remote communication.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect Edward M. Kaye, M.D., Seth L. Harrison, M.D. and Arthur O. Tzianabos, Ph.D. as Class III directors, to serve until the 2028 annual meeting of stockholders or until their successor has been duly elected and qualified or until their earlier resignation or removal.

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.	To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 7, 2025 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

Your vote as a Stoke Therapeutics, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact our Investor Relations department at (781) 303-8302 or IR@StokeTherapeutics.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC by email through their website at www.astfinancial.com or by phone at (800) 937-5449. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement and the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

Arthur O. Tzianabos, Ph.D.

Interim Executive Chair of the Board

Bedford, Massachusetts

April 22, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2025: the Proxy Statement and our 2024 Annual Report on Form 10-K are available at https://investor.stoketherapeutics.com/financials-and-sec-filings.

STOKE THERAPEUTICS, INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

STOKE THERAPEUTICS, INC.

45 Wiggins Avenue

Bedford, MA 01730

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

June 3, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Stoke Therapeutics, Inc., (“Stoke” or the “Company”), for use at the Company’s 2025 Annual Meeting of Stockholders (Annual Meeting) on Tuesday, June 3, 2025 at 9:00 a.m. (Eastern Time), and any adjournment or postponement thereof. To provide greater access to those who may want to attend the Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/STOK2025. It is important that you retain a copy of the 16-digit control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to participate in the virtual Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies to each stockholder. On or about April 22, 2025, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 7, 2025, the record date, will be entitled to vote at the meeting. At the close of business on April 7, 2025, 54,596,924 shares of common stock were outstanding and entitled to vote. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination upon request by any stockholder for any purpose relating to the meeting by written request via email to our Corporate Secretary at corporatesecretary@stoketherapeutics.com.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 7, 2025, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 7, 2025, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, vote in advance through the Internet or by telephone, or, if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 7, 2025, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

We strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Each director will be elected by a plurality of the votes cast at the meeting. This means that the three individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” or vote to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by proxies will be voted “FOR” the election of the Class III nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the holders of a majority of the votes cast at the meeting vote “FOR” the proposal. Advisory approval of the compensation of our named executive officers will be obtained if the holders of a majority of the votes cast at the meeting vote “FOR” the proposal. Advisory approval of the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers will be obtained if the option of every one, two or three years receives the majority of the votes cast, and in the event that no option receives the majority of the votes cast, the proposal that receive the most votes cast will be deemed to be the frequency preferred by our stockholders.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum but are not treated as votes cast and, therefore, will have no effect on the election of directors, the ratification of the appointment of KPMG LLP, the advisory vote on the compensation of our named executive officers or the advisory vote on the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. Abstentions are voted neither “for” nor “against” a matter and, therefore, will have no effect on the election of directors, the ratification of the appointment of KPMG LLP, the advisory vote on the compensation of our named executive officers or the advisory vote on the preferred frequency of stockholder advisory votes on the compensation of our named executive officers, but are counted in the determination of a quorum.

Recommendations of the Board of Directors on each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of Edward M. Kaye, M.D., Seth L. Harrison, M.D. and Arthur O. Tzianabos, Ph.D. to serve as Class III directors until the 2028 annual meeting of stockholders or until their successor has been duly elected and qualified (Proposal 1); FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2); FOR the approval of the compensation of our named executive officers (Proposal 3); and for every ONE YEAR as the preferred frequency of stockholder advisory votes to approve the compensation of our named executive officers (Proposal 4).

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•

vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/STOK2025, where stockholders may vote and submit questions during the meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet are posted at www.proxyvote.com;

•	vote through the Internet or by telephone—in order to do so, please follow the instructions shown on your proxy card; or

•

vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 2, 2025. Submitting your proxy, whether by telephone, through the Internet or by mail if you requested or received a paper proxy card, will not affect your right to vote via the Internet should you decide to attend the virtual Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal 1, you may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 4, you may vote for any one of the following: “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or “ABSTAIN” from voting.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•	signing and delivering a proxy bearing a later date;

•	voting again through the Internet or by telephone; or

•	attending virtually and voting during the meeting (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•	view our proxy materials for the meeting through the Internet;

•	instruct us to mail paper copies of our future proxy materials to you; and

•	instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Participating in the Annual Meeting

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/STOK2025 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/STOK2025, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast. A webcast replay of the Annual Meeting, including the Q&A session, will also be archived on the virtual meeting platform at www.virtualshareholdermeeting.com/STOK2025.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/STOK2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines and Code of Conduct
Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the Company. In addition, our Board of Directors has adopted a Code of Conduct that applies to all of our employees, officers, and directors, including our Interim Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Conduct are available without charge on the investor relations section of our website at https://investor.stoketherapeutics.com/governance. We intend to disclose any amendments to our Code of Conduct, or waivers of its requirements, on our website, or in filings under the Exchange Act.
Insider Trading Policy and Anti-Hedging and Pledging
We have adopted an Insider Trading Policy that governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees. Our Insider Trading Policy also provides that we will not transact in any of our own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote
compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to us.
Our Insider Trading Policy also prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, employees, officers and directors from pledging shares of our common stock as collateral in a margin account or as collateral for a loan, unless approved by our Compliance Officer. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2024 Annual Report on Form
10-K.
Clawback Policy
In
September 2023
, upon the recommendation of our Compensation Committee, our Board of Directors adopted a compensation recovery policy (the “Clawback Policy”) in compliance with the final rules promulgated by the SEC under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010,
Rule 10D-1
and Nasdaq that provides for the recovery of certain incentive-based compensation in the event we are required to restate our financial statements. The Clawback Policy provides that, in the event of the restatement of any financial reporting required under the securities laws or other similar laws or regulations, our Board of Directors (or applicable committee thereof) will take such actions as necessary to recover the portion of any incentive-based compensation that was granted, earned or vested based wholly or in part on the attainment of a financial reporting measure which was received by the executive officer that was in excess of the amount that he or she would have received had our financial results been calculated under the restated financial statements; provided that such compensation was paid to or awarded to the executive officer, or which vested (or became eligible to vest) during the Clawback Period. “Clawback Period” under the Clawback Policy is defined as the three completed fiscal years immediately prior to the date on which our Board of Directors or management determine we are required to (or we are otherwise legally directed to) prepare an accounting restatement. The Clawback Policy is administered by the Compensation Committee.

Board Composition and Leadership Structure

The positions of Interim Chief Executive Officer and Interim Executive Chair of our Board of Directors are currently held by two different individuals (Ian F. Smith and Arthur O. Tzianabos, Ph.D., respectively). This structure allows our Interim Chief Executive Officer to focus on our day-to-day business while our Interim Executive Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Interim Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Interim Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Cybersecurity Risk Oversight

We recognize the critical importance of maintaining the trust and confidence of all of our stakeholders. Our business increasingly depends on the efficient and uninterrupted operation of our information technology systems and those of our third-party contract research organizations, contract manufacturing organizations, or other vendors, contractors or consultants. Our Board of Directors and our management team are actively involved in the oversight of risk management, and cybersecurity represents an important component of our overall approach to compliance and risk management. Our cybersecurity policies, standards, processes and practices are integrated into our approach to compliance and risk management and follow recognized industry best practices. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, integrity, and availability of the information that we collect, process, and store by identifying, preventing and mitigating cybersecurity threats and effectively responding to cybersecurity incidents when they occur.

Our Board of Directors, in coordination with our Audit Committee, oversees our risk management process. Our Audit Committee receives presentations and reports on cybersecurity risks, which address a wide range of topics including recent developments, evolving standards, vulnerability assessments, the threat environment, technological trends and information security considerations arising with respect to our peers and third parties. Our Board of Directors and Audit Committee also receive prompt and timely information regarding any cybersecurity incident that meets established reporting thresholds, as well as ongoing updates regarding any such incident until it has been addressed. On a periodic basis, our Board of Directors and Audit Committee discuss our approach to cybersecurity risk management with our head of IT.

Our head of IT, in coordination and with support from our executive management team, works collaboratively across the company to implement a program designed to protect our information systems from cybersecurity threats and to promptly respond to any cybersecurity incidents in accordance with our incident response and recovery plans. Through ongoing communications with our entire employee basis and appropriate third-party contractors, the head of IT and the management team monitor the prevention, detection, mitigation and remediation of cybersecurity threats and incidents in real time and report such threats and incidents to our audit committee when appropriate.

Our head of IT has over 20 years of experience building and managing information systems with cybersecurity principles, such as least privileged access, patching and vulnerability management, encryption, etc., as part of a foundation to ensure confidentiality, integrity, and availability. Our head of IT has also served in consulting and architecture roles for cybersecurity and compliance projects ranging from design and auditing systems, red team testing, to compliance audits and remediation for the Sarbanes-Oxley Act of 2002, as amended, and the payment card industry data security standards.

Human Capital Resources

Our core values described below guide our mission to deliver meaningful medicines for the people with severe diseases who are counting on us. In addition to guiding our commitment to patients and the way we operate, our core values serve as the foundation for our approach to employee engagement and belonging and our approach to environmental, social and governance (ESG).

We are committed to investing in our employees by offering comprehensive and competitive benefits that include health & wellness, market-competitive compensation, ongoing professional development, and work-life programs. We have formed an employee-led council to actively welcome and celebrate employees from all backgrounds and champion respect for one another within Stoke. The council also shares ideas and education with the goal of affecting positive change in our community. We seek to attract, hire and retain individuals with a depth of viewpoints and experiences and of all ages, genders, ethnicities, religions, home countries and sexual orientation. As of December 31, 2024, approximately 57% of our employees are female, and approximately 48% of our management team (which we define as at the vice president level and above) are female. More than 36% of our employees self-identify as racially or ethnically diverse as of December 31, 2024.

Stoke employees care about building a positive culture both internally and in our local communities. Our employee-engagement activities include giving back to local communities through programs like the Frank and Rosemary Iovieno Caring for Children Foundation that focuses on holiday support for families with children suffering from life-threatening and life-limiting diseases. Other charitable company-sponsored activities that have occurred to date included our support of various local Life Sciences Cares activities and supporting community events that promote awareness of Dravet syndrome.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees must be an “independent director”. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and director nominee and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Jennifer C. Burstein, Seth L. Harrison, M.D., Adrian R. Krainer, Ph.D., Arthur A. Levin, Ph.D., Garry E. Menzel, Ph.D., MBA, and Julie Anne Smith, representing six of our nine directors following the meeting, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on the investor relations section of our website at https://investor.stoketherapeutics.com/governance.

Audit Committee

Our Audit Committee is comprised of Jennifer C. Burstein, Garry E. Menzel, Ph.D., MBA and Arthur A. Levin, Ph.D. Ms. Burstein is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Burstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is responsible for, among other things:

•	our accounting and financial reporting processes, including our audits and the integrity of our financial statements;

•	the design, implementation and performance of our internal audit function;

•	our compliance with legal and regulatory requirements;

•	risk assessment and management;

•	the qualifications, independence and performance of our independent auditors; and

•	the committee report as required by the rules of the SEC to be included in the Company’s annual proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Seth L. Harrison, M.D., Garry E. Menzel, Ph.D., MBA and Julie Anne Smith. Julie Anne Smith is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	evaluating, recommending, approving and reviewing our executive officer compensation arrangements, plans, policies and programs;

•	evaluating and recommending our director compensation arrangements for determination by our Board of Directors;

•	administering our cash-based and equity-based compensation plans; and

•	reviewing with management our organization and people activities.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engaged an independent executive compensation consulting firm, Aon Human Capital Solutions practice, a division of Aon plc (“Aon”), to evaluate our executive compensation program and practices, our non-employee director compensation policy and practices and to provide advice and ongoing assistance on executive compensation matters for the fiscal year ended December 31, 2024. Specifically, Aon was engaged to:

•

provide compensation-related data for a peer group of companies operating in the same industry as us and similar in terms of size based on market capitalization, revenues or employees, to serve as a basis for assessing competitive compensation practices, including our non-employee director compensation and executive officer compensation;

•	review and assess our current director, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;

•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee;

•	review market practices regarding equity programs; and

•	review our disclosure of executive and director compensation.

Representatives of Aon met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2024, Aon worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee has determined that none of the work performed by Aon during the fiscal year ended December 31, 2024 raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Adrian R. Krainer, Ph.D., Arthur A. Levin, Ph.D., and Julie Anne Smith. Dr. Levin is the Chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying, considering, recruiting and recommending candidates for membership on our Board of Directors;

•	overseeing the annual evaluation of our Board of Directors and each committee of our Board of Directors;

•	advising our Board of Directors on other corporate governance matters and any related matters required by federal securities laws; and

•	assisting our Board of Directors in overseeing any program relating to corporate responsibility and sustainability.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2024, the Board of Directors held seven meetings including telephonic meetings; the Audit Committee held four meetings; the Compensation Committee held five meetings; and the Nominating and Corporate Governance Committee held four meetings. During 2024, each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. Nine members of our Board of Directors were present at last year’s annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Stoke Therapeutics, Inc.

c/o Corporate Secretary

45 Wiggins Avenue

Bedford, MA 01730

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Corporate Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies. Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review, prior to meetings, material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Corporate Governance Committee considers director tenure. We value a wide range of perspectives and experiences on a company-wide basis and seek to achieve a mix of members to our Board of Directors that represent a breadth of background and experience.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our bylaws, including the information requirements of Rule 14a-19, and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Corporate Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class III will stand for election at this meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2026 and 2027, respectively. Our Nominating and Corporate Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Edward M. Kaye, M.D., Seth L. Harrison, M.D. and Arthur O. Tzianabos, Ph.D., each an incumbent Class III director, for election as Class III directors at the Annual Meeting. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that the Class III nominees be elected as Class III directors for a three-year term expiring at the annual meeting of stockholders to be held in 2028 and until such directors’ successors are duly elected and qualified or until such directors’ earlier resignation or removal.

The directors will be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES” or vote to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by proxies will be voted “FOR” the election of the Class III nominee unless the proxy is marked to withhold authority to so vote. In an uncontested election “WITHHOLD AUTHORITY FOR ALL NOMINEES” votes will have no effect on the outcome of the proposal. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our Company, might determine. The nominees have consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of April 7, 2025 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Edward M. Kaye, M.D.	75	Class III Director
Seth L. Harrison, M.D.(1)	64	Class III Director
Arthur O. Tzianabos, Ph.D.(2)	62	Class III Director

(1)	Member of our Compensation Committee.
(2)	Interim Executive Chair of the Company.

Edward M. Kaye, M.D., has served as a member of our Board of Directors since October 2017 and also served as our Chief Executive Officer from October 2017 to March 2025. He joined us from Sarepta Therapeutics, Inc., a medical research and drug development company, where he served as President and Chief Executive Officer from September 2016 to July 2017, Interim Chief Executive Officer from April 2015 to September 2016 and Chief Medical Officer from June 2011 to March 2017. From 2001 to 2011, Dr. Kaye served in various positions at Genzyme Corporation, a biotechnology company, including most recently as Group Vice President of Clinical Development. Previously, Dr. Kaye served as Chief of Biochemical Genetics at Children’s Hospital of Philadelphia, Chief of Neurology at St. Christopher’s Hospital for Children, and as a member of the research staff at Massachusetts General Hospital and Tufts University Medical Center. Dr. Kaye currently serves as a Neurological Consultant at the Children’s Hospital of Boston. Dr. Kaye is also a member of the boards of directors of Cytokinetics, Inc., a public biopharmaceutical company, Avidity Biosciences, Inc. a public biotechnology company, and the Massachusetts Biotechnology Council, a private non-profit life sciences industry organization. Dr. Kaye holds a B.S. in Biology/Chemistry from Loyola University and a M.D. from the

Loyola University Stritch School of Medicine. We believe that Dr. Kaye is qualified to serve on our Board of Directors because of his extensive leadership and clinical experience in the medical and biotechnology fields.

Seth L. Harrison, M.D., has served on our Board of Directors since July 2015 and served as the Chair of our Board of Directors from July 2015 to September 2024. Dr. Harrison serves as Managing Partner at Apple Tree Partners, a venture capital firm, which he founded in 1999. Prior to founding Apple Tree Partners, Dr. Harrison served as a General Partner at Oak Investment Partners, a venture capital and private equity firm, and as a Venture Partner at Sevin Rosen Funds, a technology-focused venture capital firm. Dr. Harrison currently serves as a member of the board of directors of Akero Therapeutics, Inc., a public biopharmaceutical company. Dr. Harrison also serves as the chair of the boards of directors of Braeburn Inc., a pharmaceutical company, Marengo Therapeutics, Inc., an immunotherapy company, and Galvanize Therapeutics, Inc., a medical device company, as well as a director for numerous other private companies. Dr. Harrison holds an A.B. from Princeton University and an M.D. and M.B.A. from Columbia University. We believe that Dr. Harrison is qualified to serve on our Board of Directors because of his experience in the life sciences industry, his experience as a venture capitalist, as well as his service on the boards of directors of numerous biopharmaceutical companies.

Arthur O. Tzianabos, Ph.D., has served as the Interim Executive Chair of our Board of Directors since March 2025. He previously served as the Chair of our Board of Directors from September 2024 and has served as a member of our Board of Directors since September 2018. Dr. Tzianabos has served as the Chief Executive Officer of Lifordi Immunotherapeutics, a biopharmaceutical company, since June 2023. Dr. Tzianabos also serves as a Venture Partner at 5AM Ventures, where he has focused on life sciences investments since September 2022. Dr. Tzianabos serves on the Board of Directors of Q32 Bio Inc. (formerly Homology Medicines, Inc.), a genetic medicines company, where he previously served as President and Chief Executive Officer from April 2016 to September 2022. Prior to joining Homology Medicines, Inc., Dr. Tzianabos served as President and Chief Scientific Officer at OvaScience, Inc., a biotechnology company, from September 2013 to March 2016. Previously, Dr. Tzianabos served in various senior management positions at Shire Plc, a pharmaceutical company, and as a professor at Harvard Medical School. Dr. Tzianabos serves on the Development Board of the College of Life Sciences and Agriculture at the University of New Hampshire. Dr. Tzianabos previously served on the Board of Directors of Akouos, Inc., a public biotechnology company. Dr. Tzianabos holds a B.S. in Biology from Boston College and a Ph.D. in Microbiology from the University of New Hampshire. We believe that Dr. Tzianabos is qualified to serve on our Board of Directors because of his executive and clinical experience, as well as his extensive involvement in the biotechnology industry.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Adrian R. Krainer(1)	66	Class I Director
Garry E. Menzel(2)(3)	60	Class I Director
Julie Anne Smith(1)(2)	54	Class I Director
Jennifer C. Burstein(3)	53	Class II Director
Arthur A. Levin, Ph.D.(1)(3)	71	Class II Director
Ian F. Smith(4)	59	Class II Director

(1)	Member of our Nominating and Corporate Governance Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Audit Committee.
(4)	Interim Chief Executive Officer of the Company.

Adrian R. Krainer, Ph.D., co-founded Stoke Therapeutics, Inc. and has served as a member of our Board of Directors since June 2014. Professor Krainer is the St. Giles Professor at Cold Spring Harbor Laboratory, a

biological research institution, where he has served since 1986 and where his work led directly to the invention and development of SPINRAZA. Professor Krainer holds a B.A. in Biochemistry from Columbia University and a Ph.D. in Biochemistry from Harvard University. We believe that Professor Krainer is qualified to serve on our Board of Directors because of his extensive experience in biopharmaceutical research and development and experience in RNA splicing and antisense therapies.

Garry E. Menzel, Ph.D., has served as a member of our Board of Directors since August 2020. Dr. Menzel is currently the President of RoslinCT, a global contract development and manufacturing organization, since September 2024, and an Operating Partner at GHO Capital Partners LLP, a specialist healthcare advisor, since March 2024. Previously, Dr. Menzel served as President and Chief Executive Officer of TCR2 Therapeutics Inc. (Nasdaq: TCRR), a clinical stage oncology company, from 2016 until its merger with Adaptimmune Therapeutics plc (Nasdaq: ADAP) in June 2023. Since June 2023, Dr. Menzel has sat on the Board of Directors of Adaptimmune. He is a cofounder of Black Diamond Therapeutics, Inc. (Nasdaq: BDTX), a clinical stage oncology company, where he has served on the Board of Directors since 2014. From 2013 to 2015, Dr. Menzel served as Chief Financial Officer of DaVita Healthcare Partners (NYSE: DVA), which at the time operated one of the largest networks of kidney dialysis centers and primary care physician practices in the United States. Prior to that, Dr. Menzel served as Chief Operating Officer at microRNA therapy company Regulus Therapeutics, Inc. (Nasdaq: RGLS). He began his career in the finance industry, starting as a consultant at Bain & Company and subsequently held global leadership roles running the biotechnology practices at Goldman Sachs and Credit Suisse where he advised on more than $100 billion in strategic transactions. Outside of his corporate board positions, Dr. Menzel previously served on the National Board of the Epilepsy Foundation and on the Boards of Directors of the Institute for Systems Biology and the University of California, San Francisco (UCSF) School of Pharmacy. Dr. Menzel holds a Ph.D. in Biochemistry and Molecular Biology from St. John’s College, University of Cambridge, an M.B.A. from Stanford University and a B.S. in Biochemistry from the Imperial College of Science and Technology. We believe that Dr. Menzel is qualified to serve on our Board of Directors because of his extensive executive experience at biotechnology companies.

Julie Anne Smith is a seasoned biotech executive who previously served as Chief Executive Officer of Nuvig Therapeutics Inc., a biotechnology company developing immunotherapies, from January 2023 to November 2024. Previously Ms. Smith served as the President and Chief Executive Officer of ESCAPE Bio, Inc. from August 2018 to August 2022, President and Chief Executive Officer at Nuredis, Inc. from August 2017 to July 2018, and President and Chief Executive Officer at Raptor Pharmaceutical Corp., a public, commercial stage biopharmaceutical company focused on developing and commercializing treatments for orphan diseases, from September 2012 to October 2016. She joined Raptor in 2012 as Chief Operating Officer until being appointed President and Chief Executive Officer. Prior to joining Raptor, Ms. Smith served in positions of increasing responsibility at Enobia Pharmaceuticals until May 2012, upon its acquisition by Alexion Pharmaceuticals, Inc., Jazz Pharmaceuticals plc, Genzyme Novazyme and Bristol-Myers Squibb Company. Ms. Smith currently serves as an independent director of Exelixis, Inc., a public genomics-based drug discovery company. She previously served on the board of directors of Audentes Therapeutics, Inc., a genetic medicines company, and as a director on the Health and Emerging Companies Sections of the Biotechnology Industry Organization (BIO) board. Ms. Smith holds a B.S. in Biological and Nutritional Sciences from Cornell University. We believe that Ms. Smith is qualified to serve on the Board of Directors because of her extensive executive experience at biotechnology companies.

Jennifer C. Burstein, CPA, has served as a member of our Board of Directors since June 2019. Since March 2021, Ms. Burstein has served as Senior Vice President – Finance Operations at Treeline Biosciences, Inc., a biotechnology company. From January 2018 to February 2019, Ms. Burstein served as Senior Vice President of Finance and principal financial officer at Loxo Oncology, Inc., a biotechnology company, until its acquisition by Eli Lilly and Company. Ms. Burstein previously served as Vice President of Finance and principal financial officer of Loxo Oncology since May 2015. Prior to Loxo Oncology, Ms. Burstein served as Vice President of Finance at Acorda Therapeutics, Inc., a public biotechnology company, from July 2010 until April 2015, where she held several positions of increasing responsibility in Finance from 2006 until being appointed

Vice President of Finance. Prior to joining Acorda, from 2002 to 2006, she was with Eyetech Pharmaceuticals, Inc., a public biotechnology company, now a subsidiary of Valeant Pharmaceuticals International, Inc., where she held several positions of increasing responsibility in Finance until being promoted to Senior Director, Accounting. Ms. Burstein received her B.S. in Business Administration and M.B.A. in Accounting from the State University of New York at Buffalo and has a CPA license in New York. We believe that Ms. Burstein is qualified to serve on our Board of Directors because of her expertise in financial and accounting matters and her extensive experience in the biotechnology industry.

Arthur A. Levin, Ph.D., has served as a member of our Board of Directors since September 2015. From January 2014 to February 2023, Dr. Levin served as Chief Scientific Officer at Avidity Biosciences, Inc., a biotechnology company, and has served as their Distinguished Scientist and Strategic Leader from February 2023 through December 2024. Dr. Levin served on the Board of Directors of Avidity Biosciences from February 2023 to the present. From April 2012 to January 2014, Dr. Levin served as Executive Vice President at miRagen Therapeutics, Inc., an RNA-focused therapeutics company. Prior to joining miRagen Therapeutics, Inc., Dr. Levin served in various senior management positions at Santaris Pharma A/S Corp., a biopharmaceutical company, and Ionis Pharmaceuticals, Inc., a public, RNA-focused biopharmaceutical company. Dr. Levin holds a B.S. in Biology from Muhlenberg College and a Ph.D. in Toxicology from the University of Rochester. We believe that Dr. Levin is qualified to serve on our Board of Directors because of his biopharmaceutical industry experience, including his expertise in nucleic-acid-based therapeutics.

Ian F. Smith has served as our Interim Chief Executive Officer since March 2025 and as a member of our Board of Directors since September 2023. Prior to that, Mr. Smith served as a consultant since June 2023. Mr. Smith is the Chair of the Board of Directors for Rivus Pharmaceutical, a position he has held since September 2023 and is Executive Chair of the Board of Directors of Solid Biosciences, which position he has held since April 2020. Mr. Smith also serves as a Senior Advisor to Bain Capital Life Sciences, which position he has held since January 2021, He has also served as a member of the Board of Directors of Foghorn Therapeutics, since April 2021, Alkeus Therapeutics since 2022, Odyssey Therapeutics since 2024 and Areteia Therapeutics since March 2025. Prior to his current roles, Mr. Smith served as Executive Chair of the Board of Directors of Viacyte, a private biotechnology company, from July 2019 to September 2022 (acquired). He was Executive Vice President and Chief Operating Officer of Vertex Pharmaceuticals, from September 2017 to January 2019, and, before that, served as Chief Financial Officer from October 2001 to September 2017. Mr. Smith holds a B.A. with honors in accounting and finance from Manchester Metropolitan (UK). We believe Mr. Smith is qualified to serve on our Board of Directors due to his knowledge and experience across multiple roles for public biotechnology companies.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Director Compensation

Year Ended December 31, 2024

For the year ended December 31, 2024, our non-employee directors received the following compensation (as approved by our Board of Directors):

•

Cash Compensation. Our non-employee director compensation program provided an annual cash retainer of $40,000 to each non-employee director. The Chair of our Board of Directors received an additional annual payment of $30,000; the Chairs of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional annual payment of $15,000, $10,000 and $10,000 respectively; and the members of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional annual payment of $7,500, $5,000 and $5,000 respectively.

•

Equity Compensation. Each new, non-employee director who joined our Board of Directors received an initial option grant for the purchase of shares of our common stock, representing a fair market value of approximately $172,000 calculated in accordance with ASC 718, as described in the table below, upon election or appointment to our Board of Directors. Equity awards for new directors vest in twelve substantially equal quarterly installments on each quarterly anniversary of the date of grant if the director has served continuously as a member of our Board of Directors through the applicable vesting date. Each non-employee director who continued to serve on our Board of Directors immediately following our Annual Meeting on June 5, 2024, received after such meeting an option to purchase shares of our common stock representing a fair market value of approximately $86,000 calculated in accordance with ASC 718, which grant will vest on the one-year anniversary of the date of the grant, or if earlier, the next annual meeting of our stockholders, subject to the director’s continued service on each applicable vesting date.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

Our compensation arrangements for non-employee directors are reviewed and approved periodically by our Compensation Committee and Board of Directors. We use the same peer group discussed below in the Narrative Disclosure to the Summary Compensation Table to provide a broad perspective on competitive director pay levels and practices.

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2024. During the year ended December 31, 2024, our former Chief Executive Officer, Dr. Kaye, received no compensation for his service as a director. Our Interim Chief Executive Officer, Ian F. Smith, and our Interim Executive Chair, Dr. Tzianabos, each commenced services in such roles on March 19, 2025. Accordingly, the compensation paid to Mr. Smith and Dr. Tzianabos that is described below is with respect to their services as non-employee directors during the year ended December 31, 2024. Upon commencing as services and our Interim Chief Executive Officer and our Interim Executive Chair, each of Mr. Smith and Dr. Tzianabos ceased receiving compensation for his services as a director. Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board of Directors) or any equity or non-equity awards in the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)		Total ($)
Jennifer C. Burstein, CPA	55,000	85,946	—		140,946
Adrian R. Krainer, Ph.D.	45,000	85,946	—		130,946
Garry E. Menzel, Ph.D.	50,192	85,946	—		136,139
Arthur A. Levin, Ph.D.	50,000	85,946	—		135,946
Seth L. Harrison, M.D.	66,359	85,946	—		152,305
Julie Anne Smith	51,440	85,946	—		137,387
Arthur O. Tzianabos, Ph.D.	64,701	85,946	—		150,647
Ian F. Smith	42,308	85,946	120,000	(4)	248,254

Note: Totals may not sum due to rounding.

(1)

Reflects cash retainer payments for our non-employee directors. Such fees also reflect that (i) Dr. Menzel replaced Mr. Smith on our Audit Committee in April 2024; (ii) Dr. Tzianabos replaced Dr. Harrison as Chair of our Board of Directors in September 2024; and (iii) Ms. Smith replaced Dr. Tzianabos as Chair of our Compensation Committee in September 2024.

(2)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the director during the year ended December 31, 2024 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option

Awards column are set forth in Note 9 to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2024. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the directors from the options.
(3)	The following table provides information regarding the aggregate number of option awards granted to our non-employee directors that were outstanding as of December 31, 2024:

Name	Option Outstanding (#)
Jennifer C. Burstein, CPA	104,062
Adrian R. Krainer, Ph.D.	153,596
Garry E. Menzel, Ph.D.	89,285
Arthur A. Levin, Ph.D.	120,542
Seth L. Harrison, M.D.	104,062
Julie Anne Smith	89,285
Arthur O. Tzianabos, Ph.D.	89,284
Ian F. Smith	103,979
(4)

Consists of consulting fees paid pursuant to a consulting agreement under which Mr. Smith provided services to the Company from late April 2024 through the end of September 2024. He resigned from all the committees of the Board of Directors when he entered into the consulting agreement, under which the consulting fees payable were limited to $120,000 in any 12-month period.

Year Ending December 31, 2025

In February 2025, after a review of our director compensation program and a market analysis performed by Aon, and upon recommendation of Aon, the Compensation Committee recommended that the Board of Directors increase certain compensation amounts payable to our non-employee directors to better align their terms with for the year ending December 31, 2025. Pursuant to our Non-Employee Director Compensation Policy, non-employee director compensation shall not exceed the 65th percentile of the peer group. For the year ending December 31, 2025, our non-employee directors will receive the following compensation:

•

Cash Compensation. Our non-employee director compensation program will provide an annual cash retainer to each non-employee director for service on our Board of Directors, as well as for their committee positions. Non-employee directors may elect to receive their general Board of Director annual cash retainer in the form of a restricted stock unit, which will vest quarterly. The following table sets forth a comparison of our non-employee director cash compensation program to our peers:

Compensation Element	Market 65th Percentile ($)	Our Current Compensation ($)
Board Member Compensation
Annual Retainer	40,000	40,000
Non-Executive Chair	35,000	35,000
Annual Committee Chair Compensation
Audit Committee	20,000	20,000
Compensation Committee	15,000	15,000
Nominating and Corporation Governance Committee	10,000	10,000
Annual Committee Member Compensation
Audit Committee	10,000	10,000
Compensation Committee	7,500	7,500
Nominating and Corporation Governance Committee	5,000	5,000

•

Equity Compensation. Each new, non-employee director who joins our Board of Directors will receive an initial option grant for the purchase of shares of our common stock, representing a target grant date fair market value of approximately $448,000 calculated in accordance with ASC 718 upon election or appointment to our Board of Directors. Equity awards for new directors vest in twelve substantially equal quarterly installments on each quarterly anniversary of the date of grant if the director has served continuously as a member of our Board of Directors through the applicable vesting date. Each non-employee director who continues to serve on our Board of Directors immediately following our Annual Meeting on June 3, 2025, will receive after such meeting an option to purchase shares of our common stock representing a target grant date fair market value of approximately $224,000 calculated in accordance with ASC 718, which grant will vest on the one-year anniversary of the date of the grant, or if earlier, the following annual meeting of our stockholders, subject to the director’s continued service on each applicable vesting date. The following table sets forth a comparison of our non-employee director equity compensation program to our peers:

Compensation Element	Market 65th Percentile ($)	Our Current Compensation ($)
Initial Equity Grant	550,000	448,000
Annual Equity Grant	279,685	224,000

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EDWARD M. KAYE, M.D., SETH L. HARRISON, M.D. AND ARTHUR O. TZIANABOS, PH.D. TO SERVE AS CLASS III DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2025. KPMG LLP audited our financial statements for the fiscal years ended December 31, 2024 and 2023. We expect that representatives of KPMG LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Audit Committee is submitting the selection of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional services rendered by KPMG LLP for the years ended December 31, 2024 and 2023 (in thousands).

Fee Category	2024	2023
Audit Fees(1)	$894	$681
Tax Fees(2)	$42	$39
Total Fees	$936	$720

(1)

Audit Fees include fees and related expenses for annual audits and quarterly reviews as well as fees related to consents, our underwritten public offering that closed on April 2, 2024 and our “at-the-market” program, and related comfort letters in 2024 and 2023.

(2)

Tax Fees include fees for tax compliance services and tax advice. Tax advice encompasses a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Principal Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Stoke’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Stoke’s independent registered public accounting firm, (3) the performance of Stoke’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the Board of Directors.

Management is responsible for the preparation of Stoke’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Stoke’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Stoke Therapeutics, Inc. for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable standards of the PCAOB and the SEC. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Stoke Therapeutics, Inc. be included in Stoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF STOKE THERAPEUTICS, INC.

Jennifer C. Burstein, Chair

Arthur A. Levin, Ph.D.*

Garry E. Menzel, Ph.D., MBA

Arthur O. Tzianabos, Ph.D.*

*	Dr. Levin joined the Audit Committee and Dr. Tzianabos stepped off the Audit Committee in March 2025.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed under the section titled “Executive Compensation,” including the compensation tables and the related narrative disclosure, in this Proxy Statement.

Accordingly, our Board of Directors is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and narrative discussion included in the “Executive Compensation” section of this Proxy Statement is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board of Directors and, accordingly, our Board of Directors and our compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

PROPOSAL NO. 4

ADVISORY VOTE ON THE PREFERRED FREQUENCY OF STOCKHOLDER ADVISORY VOTES

TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote to approve the compensation of our named executive officers as disclosed in our Proxy Statement. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, our Board of Directors recommends that the stockholders select a frequency of every one year.

After considering the benefits and consequences of each alternative, our Board of Directors believes that an annual advisory vote to approve the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation programs are designed to promote the creation of stockholder value over the long term, our Board of Directors believes that an annual advisory vote to approve executive compensation provides us with more direct and immediate feedback on our compensation disclosures and investor views about our executive compensation philosophy, policies, and practices. We also believe that an annual advisory vote to approve executive compensation is consistent with our practice of seeking input and engaging with our stockholders to further understand their perspectives.

While our Board of Directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote to approve our named executive officers’ compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy at the Annual Meeting (excluding abstentions and broker non-votes), will be deemed to be the frequency preferred by the stockholders. In the event that no option receives a majority of the votes, we will consider the option that receives the most votes cast to be the frequency preferred by our stockholders.

Our Board of Directors and our compensation committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board of Directors will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on our Board of Directors or on us, our Board of Directors may decide that it is in the best interests of our stockholders that we hold an advisory vote to approve the compensation of our named executive officers more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to our fiduciary duties or those of our Board of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “ONE YEAR” ON PROPOSAL NO. 4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors, director nominees and executive officers as a group.

Percentage ownership of our common stock is based on 54,595,714 shares of our common stock outstanding on March 31, 2025. The information provided below for stockholders owning greater than 5% of our common stock is as of the date of their most recent statement filed on Schedule 13G or 13D with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned as of March 31, 2025, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, Massachusetts 01730.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Skorpios Trust(1)	6,906,181	12.6%
Entities affiliated with RTW Investments, L.P.(2)	5,310,033	9.7%
Lynx1 Capital Management LP(3)	5,187,191	9.5%
Redmile Group(4)	4,713,509	8.6%
Baker Bros. Advisors LP(5)	4,368,443	8.0%
Cowen Financial Products LLC(6)	3,721,659	6.8%
Morgan Stanley & Co.(7)	3,426,739	6.3%
BlackRock, Inc.(8)	3,081,104	5.6%
The Vanguard Group(9)	2,759,247	5.1%
BlackRock Portfolio Management LLC(10)	2,743,502	5.0%

Named Executive Officers and Directors
Edward M. Kaye, M.D.(11)	1,888,038	3.4%
Barry S. Ticho, M.D., Ph.D., FACC(12)	245,228	*
Thomas E. Leggett(13)	102,758	*
Jennifer C. Burstein, CPA(14)	96,423	*
Seth L. Harrison, M.D.(15)	1,971,736	3.6%
Adrian R. Krainer, Ph.D.(16)	550,675	1.0%
Arthur A. Levin, Ph.D.(17)	132,092	*
Garry E. Menzel, Ph.D.(18)	81,646	*
Ian F. Smith(19)	87,906	*
Julie Anne Smith(20)	81,646	*
Arthur O. Tzianabos, Ph.D.(21)	133,825	*
All current executive officers and directors as a group (12 persons)(22)	5,453,488	9.5%

*	Represents beneficial ownership of less than one percent.
(1)

Based on the statement filed on Schedule 13D, Amendment No. 3, on December 27, 2024, reporting beneficial ownership as of December 23, 2024, by Blue Horizon Enterprise Ltd. (“Blue Horizon”), Ezbon International Limited (“Ezbon”), Skorpios Trust and Montrago Trustees Limited (“Montrago Trustees”). As reported in the statement, the group’s ownership consists of (i) 2,967,621 shares of our common stock directly held by Blue Horizon and (ii) 3,938,560 shares of our common stock directly held by Ezbon. Skorpios Trust is the sole equityholder of each of Blue Horizon and Ezbon and as a result may be deemed to be the beneficial owner of the securities held by them. Montrago Trustees is the corporate trustee of Skorpios Trust and as a result may be deemed to be a beneficial owner of the securities directly or indirectly beneficially owned by each of the aforementioned parties. The principal business office address of each of Blue Horizon and Ezbon is Jipfa Building, 3rd Floor, 142 Main Street, Road Town, Tortola, British Virgin Islands. The principal business office address of each of Montrago Trustees and Skorpios Trust is 195 Arch. Makarios III Ave., Neocleous House, 3030 Limassol, Cyprus.

(2)

Based on the statement filed on Schedule 13G, Amendment Number 6, on February 14, 2025, reporting beneficial ownership as of December 31, 2024, by RTW Investments, L.P. (“RTW”) and Dr. Roderick Wong, M.D, in their respective capacities as either a parent holding company and/or a registered investment adviser. As reported in the statement, the group’s ownership consists of 5,310,033 shares of our common stock beneficially owned by: (i) RTW, in its capacity as investment adviser to certain funds, including, without limitation, the RTW Master Fund, Ltd., and (ii) Dr. Wong in his capacity as Managing Partner and Chief Investment Officer of RTW. According to the statement, RTW and Dr. Wong each may be deemed to exercise shared voting and investment discretion with respect to 5,310,033 shares and sole voting and investment discretion with respect to 0 shares. Further, the amounts reported in the statement assume the exercise of warrants to purchase 186,508 shares of our common stock held by RTW. As reported in the statement, exercise of the warrants is subject to a beneficial ownership limitation, such that the holder may not exercise the warrants to the extent such exercise would result in the holder or any member of its Section 13(d) affiliate “group” (as such term is used in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) beneficially owning more than 9.99% of our common stock. The upper limit on the aforementioned beneficial ownership limitation may be increased to 19.99% at the determination of the holder upon at least 61 days’ prior written notice to us. The principal business office address of each of RTW and Dr. Wong is 40 10th Avenue, Floor 7, New York, New York 10014.

(3)

Based on the statement filed on Schedule 13G, Amendment Number 2, on November 14, 2024, reporting beneficial ownership as of September 30, 2024, by Lynx1 Capital Management LP (“Lynx1 Manager”) and Weston Nichols. As reported in the statement, the group’s ownership consists of 5,187,191 shares of our common stock directly held by Lynx1 Master Fund LP (the “Lynx1 Fund”). Lynx1 Manager serves as investment manager for the Lynx1 Fund, and Mr. Nichols is the sole member of Lynx1 Capital Management GP LLC, the general partner of Lynx1 Manager. As reported in the statement, each of Lynx1 Manager and Mr. Nichols may therefore be deemed to exercise voting and investment discretion over securities held directly by the Lynx1 Fund. The principal business office address for each of Lynx1 Manager and Mr. Nichols is c/o Lynx1 Capital Management LP, 151 Calle de San Francisco, Suite 200 PMB 1237, San Juan, PR 00901-1607.

(4)

Based on the statement filed on Schedule 13G, Amendment Number 4, on November 14, 2024, reporting beneficial ownership as of September 30, 2024, by Redmile Group, LLC (“Redmile”), Jeremy C. Green and Redmile Biopharma Investments III, L.P. (“RBI III”). As reported in the statement, the group’s ownership consists of 4,713,509 shares of our common stock. Of those shares, 3,505,612 are directly held by RBI III, and the remainder are held by certain private investment vehicles and/or sub advised accounts (collectively, the “Sub Accounts”). Redmile serves as investment manager for RBI III and the Sub Accounts, and Mr. Green is the principal of Redmile. As such: (i) Redmile and Mr. Green may be deemed to have shared beneficial ownership of 4,713,509 shares of our common stock and (ii) RBI III may also be deemed to have shared beneficial ownership of 3,505,612 of such securities. The principal business office address for Redmile and RBI III is One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129. The principal business office address for Mr. Green is c/o Redmile Group, LLC (NY Office), 45 West 27th Street, Floor 11, New York, NY 10001.

(5)

Based on the statement on Schedule 13G, filed with the SEC on November 14, 2024, reporting beneficial ownership as of September 30, 2024, by Baker Bros. Advisors LP (“Baker Advisors”), Baker Bros. Advisors (GP) LLC (“Baker GP”), and Felix J. Baker and Julian C. Baker, in their respective capacities as registered investment adviser and/or parent holding company or control person. According to the statement, Baker Advisors exercises voting and investment discretion over 4,368,443 shares of our common stock. Pursuant to the statement, Baker GP is the general partner of Baker Advisors, and Felix J. Baker and Julian C. Baker are managing members of Baker GP. As such, each of Baker GP and Messrs. Baker may be deemed to have indirect beneficial ownership of securities directly held by Baker Advisors. Further as reported in the statement, the total number of securities reported as beneficially owned therein may include certain warrants to purchase our common stock, which are subject to a beneficial ownership limitation, such that the holders may not exercise the warrants to the extent such exercise would result in the holders or any member of the holder’s Section 13(d) affiliate “group” (as such term is used in Rule 13d-5 of the Exchange Act) beneficially owning more than 4.99% of our common stock. The upper limit on the aforementioned beneficial ownership limitation may be increased to 19.99% at the determination of the holder upon at least 61 days’ prior written notice to us. The address of the aforementioned parties is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(6)

Based on the statement filed on Schedule 13G, Amendment Number 1, on February 26, 2024, reporting beneficial ownership as of December 29, 2023, by Cowen Financial Products LLC (“Cowen”). As reported in the statement, Cowen’s ownership consists of 3,721,659 shares of our common stock directly held by Cowen and over which Cowen may be deemed to exercise sole voting and investment discretion. The principal business office address of Cowen is 599 Lexington Avenue, New York, NY 10022.

(7)

Based on the statement filed on Schedule 13G, Amendment Number 2, on February 3, 2025, reporting beneficial ownership as of December 31, 2024, by Morgan Stanley (“MS”) and its wholly-owned subsidiary, Morgan Stanley Capital Services LLC (“MSCS”), in their respective capacities as a registered broker-dealer and/or parent holding company or control person for certain operating units of MS and MS’s subsidiaries and affiliates. As reported in the statement, MS’s ownership consists of 3,426,696 shares of our common stock and MSCS’s ownership consists of 2,879,280 shares of our common stock, and each of MS and MSCS may be deemed to exercise: (i) shared voting and investment discretion over all of the shares ascribed to it and (ii) sole voting and investment discretion over 0 shares. The principal business office address for each of the aforementioned parties is 1585 Broadway, New York, NY 10036.

(8)

Based on the statement on Schedule 13G, Amendment No. 1, filed with the SEC on April 16, 2025, reporting beneficial ownership by BlackRock, Inc. in its capacity as a parent holding company or control person as of March 31, 2025. According to the statement, BlackRock, Inc. exercises sole voting power over 3,081,104 shares of our common stock, sole dispositive power over 3,081,104 shares of our common stock and does not exercise shared voting or dispositive power with respect to any securities. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(9)

Based on the statement on Schedule 13G, Amendment 1, filed with the SEC on November 12, 2024 reporting beneficial ownership by The Vanguard Group in its capacity as a registered investment adviser as of September 30, 2024. According to the statement, The Vanguard Group exercises shared voting power over 70,387 shares of our common stock, sole dispositive power over 2,655,464 shares of our common stock and shared dispositive power over 103,783 shares, and it holds sole voting power over 0 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(10)

Based on the statement on Schedule 13G filed with the SEC on April 15, 2025 reporting beneficial ownership as of March 31, 2025 by BlackRock Portfolio Management LLC in its capacity as a parent holding company or control person for certain of its affiliates including: (i) BlackRock Advisors, LLC; (ii) Aperio Group, LLC; (iii) BlackRock Investment Management (UK) Limited; (iv) BlackRock (Luxembourg) S.A.; (v) BlackRock Fund Advisors; (vi) BlackRock Institutional Trust Company, National Association; (vii) BlackRock Financial Management, Inc.; and (viii) BlackRock Investment Management, LLC. According to the statement, BlackRock Portfolio Management LLC (together with certain of its business units) may be deemed to exercise sole voting power over 2,609,626 shares of our common stock, sole dispositive power over 2,743,502 shares of our common stock and shared voting or dispositive power over 0 shares. The principal business office address of BlackRock Portfolio Management LLC is 50 Hudson Yards, New York, NY 10001.

(11)	Represents (i) 139,346 shares of our common stock and (ii) 1,748,692 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(12)	Represents (i) 60,629 shares of our common stock and (ii) 184,599 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(13)	Represents 102,758 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(14)	Represents 96,423 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(15)

Represents (i) 898,871 shares of our common stock; (ii) 96,423 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025; and (iii) 976,442 shares of our common stock held by Les Pommes LLC (“Les Pommes”). Dr. Harrison is the manager of Les Pommes and may be deemed to have sole voting and dispositive power over securities held by Les Pommes. Dr. Harrison disclaims beneficial ownership of the shares held by Les Pommes except to the extent of his pecuniary interest therein.

(16)	Represents (i) 404,718 shares of our common stock and (ii) 145,957 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(17)

Represents (i) 1,210 shares of our common stock directly held by Arthur A. Levin, Ph.D.; (ii) 17,979 shares of our common stock held of record by Dr. Levin, as trustee of the Butler-Levin Revocable Trust; and (iii) 112,903 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025, which are directly held by Dr. Levin.

(18)	Represents 81,646 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(19)	Represents 87,906 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(20)	Represents 81,646 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(21)	Represents (i) 31,739 shares of our common stock and (ii) 102,086 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.
(22)	Represents (i) 2,562,499 shares of our common stock and (ii) 2,890,989 shares underlying options to purchase our common stock that are exercisable within 60 days of March 31, 2025.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of April 7, 2025:

Name	Age	Position(s)
Arthur O. Tzianabos, Ph.D.	62	Interim Executive Chair and Director
Ian F. Smith	59	Interim Chief Executive Officer and Director
Thomas E. Leggett	48	Chief Financial Officer
Barry S. Ticho, M.D., Ph.D., FACC	65	Chief Medical Officer
Jonathan Allan	35	General Counsel and Corporate Secretary

Arthur O. Tzianabos, Ph.D., has served as the Interim Executive Chair of our Board of Directors since March 2025. He previously served as the Chair of our Board of Directors from September 2024 and has served as a member of our Board of Directors since September 2018. Dr. Tzianabos’ biographical information is set forth above under the heading “Proposal No. 1 Election of Class III Directors – Nominees to the Board of Directors.”

Ian F. Smith has served as our Interim Chief Executive Officer since March 2025 and as a member of our Board of Directors since September 2023. Prior to that, Mr. Smith served as a consultant since June 2023. Mr. Smith’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class III Directors – Continuing Directors.”

Thomas Leggett has served as our Chief Financial Officer since May 2024. Prior to joining the Company, Mr. Leggett served as the Chief Financial Officer at Affinia Therapeutics, Inc., a biotechnology company, from December 2021 to April 2024. Mr. Leggett also served as the Chief Financial Officer of Black Diamond Therapeutics, Inc., a biotechnology company, from January 2019 to December 2021. Prior to that, Mr. Leggett served as Chief Financial Officer at Axcella Health, Inc., a biotechnology company, from January 2017 to August 2019. He also previously served as Treasurer and Head of Business Development Finance at Purdue Pharma LP, a pharmaceutical company, from May 2015 to December 2016. Mr. Leggett also served in various roles of increasing responsibility at UBS Securities LLC, Lazard Frères & Co., and J.P. Morgan Securities Inc. Mr. Leggett currently serves as a member of the board of directors and nomination committee and as chairman of the audit committee of Clover Biopharmaceuticals, a commercial-stage biotechnology company developing innovative vaccines. Mr. Leggett holds a B.A. in Economics from Columbia University and a M.B.A. in Finance from the Wharton School, University of Pennsylvania.

Barry S. Ticho, M.D., Ph.D., FACC, has served as our Chief Medical Officer since October 2017. From March 2018 to March 2019, Dr. Ticho served as the Chief Executive Officer and as a member of the board of directors of Verve Therapeutics, Inc. From February 2016 to September 2017, Dr. Ticho served as Head of Cardiovascular and Metabolic Diseases at Moderna, Inc., a biotechnology company. From October 2013 to February 2016, Dr. Ticho served as Head of External Research and Development Innovation for the Cardiovascular and Metabolic Disease Research Unit at Pfizer, Inc., a pharmaceutical company. Previously, Dr. Ticho served as the Vice President of Clinical Development at Biogen Inc., a biopharmaceutical company. Dr. Ticho holds a B.A. in Biology from Haverford College and an M.D. and a Ph.D. in Biochemistry and Molecular Biology from the University of Chicago.

Jonathan Allan, J.D., has served as our General Counsel since July 2022. In his role, Mr. Allan oversees all aspects of legal, including providing leadership and guidance on all legal and compliance initiatives and serving as Compliance Officer and Corporate Secretary to Stoke’s Board of Directors. Prior to his promotion to that role, Mr. Allan served as our Deputy General Counsel from February 2021 to July 2022 and as our Interim General Counsel from November 2020 to February 2021. Mr. Allan has built his career providing legal support and counsel to life science and technology companies at various stages of growth and brings particular expertise in the areas of corporate governance, securities and public company reporting, corporate transactions, employment matters and intellectual property. Before joining Stoke, Mr. Allan was an associate in the corporate group at

Fenwick & West LLP, providing legal support to some of the world’s most innovative technology and life sciences companies. Prior to that, he served as a corporate associate at Kirkland & Ellis LLP, where he advised a number of public and private clients in shareholder matters and corporate transactions. Mr. Allan is a member of the New York Bar Association. He holds his J.D. from The Ohio State University Moritz College of Law and a B.A. in business administration and marketing from Grace College.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2024 and 2023. These executive officers, who include our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2024, were:

•	Edward M. Kaye, M.D., our former Chief Executive Officer*;

•	Thomas E. Leggett, our Chief Financial Officer**; and

•	Barry S. Ticho, M.D., Ph.D., FACC, Chief Medical Officer.

*	Mr. Kaye resigned as our Chief Executive Officer on March 19, 2025. Dr. Kaye will continue to serve as an advisor and a non-executive member of our Board of Directors following this date.

**	Mr. Leggett commenced as our Chief Financial Officer on May 7, 2024.

We refer to these individuals as our “named executive officers.”

This overview and narrative (“Compensation Disclosure”) describes the key elements of our executive compensation program and compensation decisions for our named executive officers for 2024. This Compensation Disclosure is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers. As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. However, we believe the additional narrative disclosure with respect to our executive compensation program will provide our stockholders with further information regarding our company and our executive compensation program and practices and therefore will assist in their consideration of Proposal 3, the non-binding advisory vote with respect to named executive officer compensation.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2024 and 2023. All amounts are in dollars.

Name	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Edward M. Kaye, M.D. Chief Executive Officer	2024	650,923	—	2,975,700	1,614,740	358,008	12,749	5,612,120
	2023	625,887	—	1,299,300	1,285,008	309,814	13,201	3,533,210

Thomas E. Leggett(6) Chief Financial Officer	2024	309,470	—	—	4,020,915	190,001	—	4,520,386
	2023	—	—	—	—	—	—	—

Barry S. Ticho, M.D., Ph.D., FACC Chief Medical Officer	2024	514,030	—	1,133,600	609,336	205,612	6,859	2,469,437
	2023	494,259	—	489,272	474,186	177,934	12,356	1,648,007

(1)	The amounts in this column represent bonuses awarded at the discretion of our Board of Directors above the amounts earned by meeting our corporate performance objectives.
(2)

The amounts reported in the Stock Awards column represent (i) the grant date fair value of restricted stock units (“RSUs”) granted to our named executive officers during the years ended December 31, 2024 and

2023; and (ii) the grant date fair value of performance-based stock units (“PSUs”) granted to our named executive officers during the year ended December 31, 2024. The value of the PSU awards at the grant date assuming that the maximum level of performance conditions was achieved was $1,487,850 for Dr. Kaye and $566,800 for Dr. Ticho, and the amounts in the Stock Awards column reflects this maximum level of performance. The assumptions used in calculating the grant date fair value of the RSUs and PSUs reported in the Stock Awards column are set forth in Note 9 to the audited consolidated financial statements included in Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and PSUs and do not correspond to the actual economic value that may be received by our named executive officers from the awards.
(3)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers during the years ended December 31, 2024 and 2023 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 to the audited consolidated financial statements included in Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

(4)	For additional information regarding the non-equity incentive plan compensation, see section entitled “Non-equity Incentive Plan Awards.”
(5)	The amounts reported reflect 401(k) contributions paid by us on behalf of such named executive officer.
(6)	The outstanding options were granted under our 2019 Equity Incentive Plan when Mr. Leggett was appointed as our Chief Financial Officer in May 2024.

2024 Peer Group

Our compensation arrangements for our executive officers and non-employee directors are reviewed and approved periodically by our Compensation Committee. We use a peer group to provide a broad perspective on competitive pay levels and practices.

For our 2024 peer group, our Compensation Committee, with assistance from Aon, reviewed similar companies with respect to sector, stage of development and market capitalization. The 2024 peer group was ultimately chosen based on these characteristics and others including:

•	Sector—Public Biotechnology organizations;

•	Stage of Development—Focus on Phase 1 to 2 clinical trial companies with emphasis on companies focused on gene and cell editing;

•	Market Capitalization—$100 million to $900 million market capitalization range;

•	Headcount—companies with under 400 employees; and

•	Years Public—preference for companies that have been public five years or less.

Based on the above market data, Aon compiled, and our Compensation Committee approved, the updated peer group of companies for 2024, and this group was used to make the relevant compensation assessments for 2024 for director and executive compensation. Following are the companies included in this 2024 peer group:

4D Molecular Therapeutics	Generation Bio Co.
Adverum Biotechnologies+	Lineage Cell Therapeutics
Alector	Meira GTx
Allogene Therapeutics	Omega Therapeutics+
Allovir	Poseida Therapeutics
Annexon+	REGENXBIO
Arcturus Therapeutics	Repare Therapeutics
Avidity Biosciences	Rocket Pharmaceuticals
Caribou Biosciences	Vor Biopharma
Editas Medicine

+

New addition to peer group for 2024 to replace companies from the 2023 peer group based on changes in our market capitalization and peer group companies (Homology Medicines, Krystal Biotech, Precision Bio Sciences) or by acquisition (TCR2 Therapeutics).

Non-equity Incentive Plan Awards

Our annual cash bonus for executive officers rewards our named executive officers for the achievement of key short-term objectives. The structure of the annual cash bonus incentivizes our named executive officers to achieve research, clinical, operational and organizational performance objectives that our Compensation Committee views as critical to the execution of our business strategy. For 2024, the annual bonus for our named executive officers is based on corporate goals and individual performances.

As a pre-commercial biopharmaceutical company, we do not have material revenue or profits at this stage, and our success is best measured by achievement of certain developmental, research and operational milestones. For 2024, the corporate performance objectives were determined by our Board of Directors upon recommendation from our Compensation Committee and included advancing our Dravet program, developing our pipeline, extending our cash runway and retaining and developing key talent. Dr. Kaye’s, Mr. Leggett’s and Dr. Ticho’s target bonus opportunities for 2024 were 55%, 40% and 40% of their respective base salaries.

In February 2025, our Board of Directors, taking into account the recommendation of our Compensation Committee, determined that the corporate performance goals were achieved at 100% and the individual performance goals were achieved at 100%, for a blended achievement rate of 100% for our named executive officers. See the “Summary Compensation Table” for the actual 2024 annual bonuses paid to our named executive officers.

Long-Term Equity Incentive Awards

The largest component of our executive compensation program is the long-term equity incentives. Our Compensation Committee designed the long-term incentive opportunity for our named executive officers to motivate and reward executive officers to achieve multiyear strategic goals and deliver sustained long-term value to shareholders.

We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. Long-term equity incentives also promote retention, because our executive officers will only receive value if they remain employed by us over the required term.

Grants to our named executive officers and other employees are made at the discretion of our Compensation Committee and are generally made upon commencement of employment or annually during the first quarter of each year. We believe that our equity awards are an important retention and motivation tool for our executive officers, as well as for our other employees.

Our long-term incentive program consisted of stock options and restricted stock units for our named executive officers’ annual regular grants. We have used stock option grants because we believe that they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. Among companies like ours that are similar in terms of stage of development, options are very common as the form of equity awards. Stock options motivate stock price appreciation over the long term because they deliver value only if the stock price increases. The use of stock options can also provide tax and other advantages to our executive officers relative to other forms of equity compensation. Additionally, we grant time-based RSUs to our named executive officers, as we believe RSUs serve as an important retention vehicle and align the interests of management and stockholders to promote stability and retention of our executive team while being less dilutive than stock options.

For 2024, our Board of Directors, upon the recommendation of our Compensation Committee, also granted performance-based stock units to our executives including our named executive officers. Our Compensation Committee recommended the grant to incentivize our named executive officers to focus on the importance of executing well and on a timely basis for the transition from the early clinical stage to a Phase 3 trial. The grant was intended to provide additional incentive over a period of between 2 and 3 years to help retain and incentivize the leadership team through what was expected to be a challenging period of transition and risks.

In determining the number of stock options and RSUs to be granted to a named executive officer, our Compensation Committee takes into account the range of long-term incentive award values granted to executive officers at companies in the peer group. For 2024, our named executive officers received a split of approximately 33% stock options, 33% RSUs, and 33% PSUs other than Mr. Leggett. Mr. Leggett was hired after our annual grants were made, and he received his new hire grant all in stock options.

The exercise price of all stock option awards to all named executive officers is equal to the closing price of our shares on the date of the grant, and all stock options granted in 2024 have a ten-year term. The annual grant options are generally subject to time-based vesting in equal monthly installments for 48 months. Mr. Leggett’s new-hire stock option grant has a 4-year vesting period with a 1-year cliff vesting and monthly vesting thereafter. The RSUs are also subject to time-based vesting in equal annual increments over four years. The vesting of stock options and RSUs is subject to the named executive officer’s continued provision of services to us. Vesting of time-based awards will be subject to the double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

The PSUs contain two underlying performance metrics, each weighted 50%, related to the advancement of the clinical program for zorevunersen into Phase 3, which metrics must be achieved by the end of 2024 and 2025, respectively. The PSUs are structured such that upon our Compensation Committee’s determination that if one of the two performance metrics has been achieved, half of the PSUs associated with such metric (i.e., 25% of the total PSUs granted) will immediately vest and the other half will vest on the one-year anniversary of such determination subject to the executive’s continued provision of services to us. In December 2024, our Compensation Committee approved achievement of the first performance metric, resulting in the vesting of 50% of the first tranche, representing 25% of the total PSUs granted, while the remaining 50% of the first tranche, representing 25% of the total PSUs granted, will vest in December 2025. The PSUs, assuming the milestones are achieved, are expected to be fully vested over a period of between 2 and 3 years from date of grant and ending in 2026. The vesting of PSUs is subject to the named executive officer’s continued provision of services to us. In the event of a change of control, all performance metrics will be deemed achieved on the date of such change of control and any remaining time-based vesting will be subject to double trigger vesting as described in greater detail under “—Change of Control and Severance Agreements” below.

The annual and new-hire stock option and RSU awards granted to our named executive officers and the PSUs granted to our named executive officers are set forth in the table below:

Named Executive Officer	Stock Options (#)	Stock Options ($)(1)	RSUs (#)	RSUs ($)(1)	PSUs (#)	PSUs ($)(1)
Edward M. Kaye, M.D.	159,000	1,614,740	105,000	1,487,850	105,000	1,487,850
Thomas Leggett	396,200	4,020,915	—	—	—	—
Barry S. Ticho, M.D., Ph.D., FACC	60,000	609,336	40,000	566,800	40,000	566,800

(1)

The amounts reported are grant date fair value computed in accordance with ASC Topic 718 based on the closing price of our common stock on the date of grant. These amounts do not reflect the actual economic value that may ultimately be realized by our named executive officers.

The 2024 stock option grants, RSU grants and PSU grants are reflected in the “Outstanding Equity Awards at 2024 Fiscal-Year End Table” below.

Outstanding Equity Awards at 2024 Fiscal Year-End Table

				Option Awards				Stock Awards
Name	Grant Date		Vesting Commence- ment Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units or Other Rights that Have Not Vested (#)	Market Value of Shares or Units or Other Rights that Have Not Vested ($)(8)	Number of Unearned Shares or Units or Other Rights that Have Not Vested (#)	Market or Payout Value of Unearned Shares or Units or Other Rights that Have Not Vested ($)(8)
Edward M. Kaye	4/2/2018	(1)	10/17/2017	567,801	—	0.60	4/2/2028	—	—	—	—
Chief Executive Officer	12/12/2018	(2)	10/22/2018	468,382	—	2.19	12/12/2028	—	—	—	—
	3/25/2020	(3)	3/25/2020	197,000	—	20.25	3/25/2030	—	—	—	—
	3/15/2022	(3)	3/15/2022	211,750	96,250	20.34	3/15/2032	—	—	—	—
	12/7/2022	(3)	12/7/2022	83,525	83,525	7.07	12/7/2032	—	—	—	—
	3/15/2023	(3)	3/15/2023	93,187	119,813	9.15	3/15/2033	—	—	—	—
	3/15/2023	(4)	3/15/2023	—	—	—	—	106,500	1,174,695	—	—
	12/1/2023	(5)	12/1/2023	—	—	—	—	4,317	47,617	—	—
	3/27/2024	(3)	3/27/2024	29,812	129,188	14.17	3/27/2034	—	—	—	—
	3/27/2024	(4)	3/27/2024	—	—	—	—	105,000	1,158,150	—	—
	3/27/2024	(6)	3/27/2024	—	—	—	—	26,250	289,538	52,500	579,075
Thomas Leggett	5/15/2024	(7)	5/15/2024	—	396,200	14.13	5/15/2034	—	—	—	—
Chief Financial Officer
Barry S. Ticho	12/12/2018	(2)	10/22/2018	84,400	—	2.19	12/12/2028	—	—	—	—
Chief Medical Officer	12/7/2022	(3)	12/7/2022	31,000	31,000	7.07	12/7/2032	—	—	—	—
	3/15/2023	(3)	3/15/2023	34,387	44,213	9.15	3/15/2033	—	—	—	—
	3/15/2023	(4)	3/15/2023	—	—	—	—	39,300	433,479	—	—
	12/1/2023	(5)	12/1/2023	—	—	—	—	11,981	132,150	—	—
	3/27/2024	(3)	3/27/2024	11,250	48,750	14.17	3/27/2034	—	—	—	—
	3/27/2024	(4)	3/27/2024	—	—	—	—	40,000	441,200	—	—
	3/27/2024	(6)	3/27/2024	—	—	—	—	10,000	110,300	20,000	220,600

(1)

The outstanding options were granted under our 2014 Plan, and 1/4th of the option vested on the one-year anniversary of the vesting commencement date and an additional 1/48th vests monthly thereafter, subject to the executive’s continued service to us. The options are now fully vested.

(2)

The outstanding options were granted under our 2014 Plan, and 1/48th of the option vests on each one-month anniversary of the vesting commencement date, subject to the executive’s continued service to us. The options are now fully vested.

(3)

The outstanding options were granted under our 2019 Equity Incentive Plan, and 1/48th of the option vests on each one-month anniversary of the vesting commencement date, subject to the executive’s continued service to us. The options are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(4)

The outstanding RSUs were granted under our 2019 Equity Incentive Plan, and 1/4th of the shares vest on each one-year anniversary of the vesting commencement date, subject to the executive’s continued service to us. The RSUs are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(5)

The outstanding RSUs were granted under our 2019 Equity Incentive Plan in exchange for certain eligible options. RSUs granted in exchange for vested shares underlying eligible options vest on the one-year anniversary of the vesting commencement date, and the RSUs granted in exchange for unvested shares underlying eligible options vest such that 50% will vest on the one-year anniversary of the vesting commencement date and 50% will vest on the two-year anniversary of the vesting commencement date, subject to the executive’s continued service to us. The RSUs are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(6)

The outstanding PSUs were granted under our 2019 Equity Incentive Plan and will vest on the date, or dates, that the Compensation Committee determines achievement of certain milestone performance metrics established by our Compensation Committee, subject to the executive’s continued service to us. In December 2024, the Compensation Committee approved achievement of the first performance metric, resulting in the vesting of 50% of the first tranche, representing 25% of the total PSUs granted, while the remaining 50% of the first tranche, representing 25% of the total PSUs granted, will vest in December 2025. The PSUs are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(7)

The outstanding options were granted under our 2019 Equity Incentive Plan when Mr. Leggett was appointed as our Chief Financial Officer in May 2024. 1/4th of the option vests on the one-year anniversary of the appointment date and 1/48th of the option vests monthly thereafter. The options are also subject to double trigger acceleration as described in greater detail under “—Change of Control and Severance Agreements” below.

(8)	The market value of unvested equity awards is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on December 31, 2024, which was $11.03.

Employment Agreements

We have entered into employment agreements with each of our named executive officers that provide for “at-will” employment and include each named executive officer’s base salary and target discretionary annual incentive bonus opportunity. These agreements also provide for severance benefits upon certain involuntary terminations of employment, as described below. We have also entered into change of control severance agreements with each of our named executive officers that provide for severance and acceleration benefits upon certain involuntary terminations of employment in connection with a change in control, as described below.

Pursuant to the employment agreements, upon a termination of each named executive officer’s employment without “cause” or for “good reason” (each as defined in the applicable executive’s employment agreement and as described below), subject to the executive’s execution and non-revocation of a release of claims in favor of the Company, the executive will be entitled to continued salary payments and Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) reimbursement for 12 months following termination of employment, in the case of Dr. Kaye, and nine months following termination of employment, in the case of Dr. Ticho and Mr. Leggett.

Each named executive officer will also be entitled to any earned but unpaid bonus for any performance periods that have been completed as of the date of such executive officer’s termination of employment, for any terminations of employment other than a termination of employment for cause.

We have also entered into employee invention assignment and confidentiality agreements with each of our named executive officers, which agreements include a 12-month post-termination non-solicitation covenant.

For purposes of the employment agreements “cause” generally means:

•	fraud, embezzlement or illegal misconduct in connection with each executive’s duties under their respective employment agreements;

•	commission of a felony involving fraud, dishonesty or breach of trust;

•	willful misconduct or gross negligence in the performance of his duties;

•

a breach of his employment agreement, provided that “cause” shall not be deemed to have occurred pursuant to this prong unless executive has first received written notice specifying in reasonable detail the particulars of such ground and that the Company intends to terminate executive’s employment hereunder for such ground, and if such ground is curable, executive has failed to cure such ground within a period of thirty (30) days from the date of her receipt of such notice; or

•	a material breach of his Invention Assignment, Confidentiality and Non-Competition Agreement.

For purposes of the employment agreements “good reason” generally means:

•	a material reduction in the executive’s then-current base salary, provided that such material reduction is unique to executive and not to all similarly situated Company’s executives;

•

for Dr. Kaye, if he is not the Chief Executive Officer of the parent company following any Change in Control (as that term is defined in such person’s Change of Control and Severance Agreement) and for Dr. Ticho and Mr. Leggett, if such executive does not report to the Chief Executive Officer of the parent company following any Change in Control (as that term is defined in such person’s Change of Control and Severance Agreement);

•	a material change in the geographic location at which the executive provides services to us outside of a 50 mile radius from the then-current location; or

•	any action or inaction by us that constitutes a material breach of such executive’s employment agreement;

provided that “good reason” shall not be deemed to have occurred unless: (1) executive provides the Company with written notice that executive intends to terminate executive’s employment hereunder for one of the grounds set forth above within thirty (30) days of such ground first occurring, (2) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (3) executive terminates executive’s employment within seventy five (75) days from the date that good reason first occurs.

Change of Control and Severance Agreements

Pursuant to the change in control and severance agreements, upon a termination of each named executive officer’s employment without “cause” or for “good reason” (each as defined in the applicable executive’s employment agreement and as described above) within a period commencing three months prior to a “change of control” (as defined in the Change of Control and Severance Agreement) and ending 12 months following such change in control, the officer will be entitled to:

•

18 months of base salary for Dr. Kaye and 12 months of base salary for Mr. Leggett and Dr. Ticho, with such payment to be made either in a lump sum, or in substantially equal installments in accordance with the Company’s normal payroll practices and schedules (such method of payment shall be determined by the Company in its sole discretion);

•

150% of the executive’s then-current target bonus for the year in which executive’s termination date occurs for Dr. Kaye and 100% of the executive’s then-current target bonus for the year in which executive’s termination date occurs for Mr. Leggett and Dr. Ticho, paid in one lump sum amount within sixty (60) days following the separation date;

•	payment of COBRA premiums for continued health insurance for up to 18 months for Dr. Kaye and 12 months for Mr. Leggett and Dr. Ticho; and

•	full acceleration of each of the executive officer’s then-outstanding but unvested equity awards, subject to the terms of any applicable equity plan and equity agreements.

These severance and acceleration benefits are subject to the executive officer’s timely execution and non-revocation of a release of claims.

Each named executive officer will also be entitled to any earned but unpaid bonus for any performance periods that have been completed as of the date of such executive officer’s termination of employment, for any terminations of employment other than a termination of employment for cause.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans and 401(k).

Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our non-PEO
named executive officers and our Company performance for the fiscal years listed below. Our Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on: TSR ($)	Net Income ($ Thousands)
2024	5,612,120	7,524,361	3,494,912	3,359,671	119.50	(88,981)
2023	3,533,210	1,117,069	1,623,244	847,883	56.99	(104,699)

(1)	Edward M. Kaye, M.D. was our PEO for each year presented. The individuals comprising our non-PEO named executive officers for each year presented are listed below.

2023	2024
Stephen J. Tulipano, CPA	Thomas E. Leggett
Barry S. Ticho, M.D., Ph.D., FACC	Barry S. Ticho, M.D., Ph.D., FACC

(2)
The amounts shown for Compensation
Actually
Paid have been calculated in accordance with Item 402(v) of
Regulation S-K
and do not reflect compensation actually earned, realized or received by our named executive officers. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and our non-PEO
named executive officers as set forth below. Equity values are calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	5,612,120	(4,590,440)	6,502,681	7,524,361
2023	3,533,210	(2,584,308)	168,167	1,117,069

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	3,494,912	(2,881,925)	2,746,684	3,359,671
2023	1,623,244	(963,458)	188,097	847,883

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2024	2,995,719	1,930,579	574,396	1,001,987	—	—	6,502,681
2023	1,447,147	(1,205,145)	191,934	(265,769)	—	—	168,167

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	2,058,259	317,126	108,917	262,382	—	—	2,746,684
2023	803,140	(587,886)	70,825	(97,982)	—	—	188,097

(4)
The comparison assumes $100 was invested for the
period
starting December 31, 2022, through the end of the listed year, in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO
named executive officers, and our cumulative TSR over the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
8
7
6
5
4
3
2
1
0
Company TSR (FYE 2022 Indexed to $100)
$140
$120
$100
$80
$60
$40
$20
$0
100.00
56.99
119.50
1.1
0.8
7.5
3.4
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Stoke Therapeutics, Inc. TSR

Relationship Between PEO and
Non-PEO
Named Executive Officer Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO
named executive officers, and our Net Income during the two most recently completed fiscal years.

Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of our
Compensation Committee. Our Compensation Committee does not grant equity awards in anticipation of the release of material non-public
information. Similarly, we do not time the release of material non-public
information based on equity award grant dates.
During fiscal year 2024, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form
10-Q,
Form
10-K,
or Form
8-K
that disclosed material
non-public
information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public
information for the purpose of affecting the value of executive compensation.

REPORT OF THE COMPENSATION COMMITTEE

This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Stoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF STOKE THERAPEUTICS, INC.

Julie Anne Smith, Chair

Garry E. Menzel, Ph.D., MBA

Seth L. Harrison, M.D.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2024, concerning securities authorized for issuance under all of our equity compensation plans: our 2014 Equity Incentive Plan (the “2014 EIP”), which terminated when we adopted the 2019 Equity Incentive Plan (the “2019 EIP”), the 2023 Equity Inducement Plan (the “2023 Inducement Plan”), and the 2019 Employee Stock Purchase Plan (the “ESPP”). There are no shares of common stock available for issuance under our 2014 EIP, but the 2014 EIP will continue to govern the terms of stock options granted thereunder.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	8,461,798	(2)	$11.58	4,002,284	(3)
Equity compensation plans not approved by security holders(4)	974,400		$13.25	19,100

Total	9,436,198		$11.78	4,021,384

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, because RSUs have no exercise price.
(2)	Includes our 2014 EIP and our 2019 EIP. Excludes purchase rights accruing under our 2019 ESPP.
(3)

Represents 2,410,682 shares available for issuance under the 2019 EIP, which plan permits the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock, stock awards and restricted stock units; and 1,591,602 shares available for issuance under the ESPP. Additionally, the 2019 EIP and ESPP each contain an “evergreen” provision, pursuant to which on January 1st of each year we automatically added 4% and 1% of our shares of common stock outstanding on the preceding December 31st to the shares reserved for issuance, respectively. In addition, pursuant to a “pour over” provision in our 2019 EIP, options that were cancelled, expired or terminated under the 2014 EIP were added to the number of shares reserved for issuance under our 2019 EIP.

(4)	Includes our 2023 Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the sections entitled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amounts involved exceeded or will exceed the lesser of $120,000 and 1% of our total assets; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

There have not been, nor are there any currently proposed, any such transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation.”

Policies and Procedures for Related Party Transactions

Our Board of Directors has adopted a written Related-Party Transactions Policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, we expect that our Audit Committee (or the committee composed solely of independent directors, if applicable) will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied on a timely basis with all Section 16(a) filing requirements applicable to them with respect to transactions during 2024, except for one Form 4 filed on June 7, 2024, on behalf of Jonathan Allan, to report one equity grant that occurred on March 27, 2024, one Form 4 filed on June 7, 2024, on behalf of Edward M. Kaye, M.D., to report one equity grant that occurred on March 27, 2024 and one Form 4 filed on June 7, 2024, on behalf of Huw M. Nash, Ph.D., to report one equity grant that occurred on March 27, 2024.

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730.

To be timely for our Company’s annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 3, 2026 and not later than the close of business on March 5, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2026 Annual Meeting the information required by applicable law and our bylaws. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2025 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices (1) not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and (2) not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. To comply with our bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for 2026 Annual Meeting must ensure that our Corporate Secretary receives written notice that sets forth all information required by our bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 Annual Meeting must be received by us not later than December 23, 2025 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2026 Annual Meeting the information required by applicable law and our bylaws.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Stoke Therapeutics, Inc.

45 Wiggins Avenue

Bedford, MA 01730

Attn: Investor Relations

The Annual Report on Form 10-K is also available at https://investor.stoketherapeutics.com/financials-and-sec-filings.

“Householding”—Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting Equiniti Trust Company, LLC, through their website at www.equiniti.com or by phone at (800) 937-5449.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Stoke Therapeutics, Inc., 45 Wiggins Avenue, Bedford, MA 01730, Attn: Investor Relations, submit a request on our website at https://www.stoketherapeutics.com/contact-us/ or calling (781) 303-8302.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

STOKE THERAPEUTICS, INC. 45 WIGGINS AVE. BEDFORD, MA 01730 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STOK2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 2, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V71558-P28908 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. STOKE THERAPEUTICS, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Class III Directors to serve until the 2028 annual meeting of stockholders or until their successor has been duly elected and qualified or until their earlier resignation or removal. Nominees: 01) Edward M. Kaye, M.D. 02) Seth L. Harrison, M.D. 03) Arthur O. Tzianabos, Ph.D. The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board of Directors recommends you vote FOR proposal 3. For Against Abstain 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The Board of Directors recommends you vote 1 YEAR on proposal 4. 1 Year 2 Years 3 Years Abstain 4. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers. NOTE: Stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V71559-P28908 STOKE THERAPEUTICS, INC. Annual Meeting of Stockholders June 3, 2025 9:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ian F. Smith and Jonathan Allan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of STOKE THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, ET on June 3, 2025, via live webcast at www.virtualshareholdermeeting.com/STOK2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side